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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) :
                    SEPTEMBER 26, 1997  (SEPTEMBER 12, 1997)
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                      ADVANCED COMMUNICATION SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



           0-22737                                           54-1421222
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   (COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NO.)


 10089 LEE HIGHWAY, FAIRFAX, VIRGINIA                         22030
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (703) 934-8130
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

On September 12, 1997, Advanced Communication Systems, Inc., a Delaware corporation ("ACS"), acquired all the outstanding shares of RF Microsystems, Inc., a California corporation ("RFM") from REMEC, Inc., a California corporation ("REMEC"), pursuant to a Stock Purchase Agreement, dated August 26, 1997, by and between ACS and REMEC. The consideration paid by ACS was $5 million in cash. The amount and type of consideration was determined on the basis of negotiations between ACS and REMEC. ACS financed the acquisition with its cash reserves.

RFM provides technical and engineering services to the Department of Defense in the areas of communications, navigation, electronic warfare and digital signal systems. Headquartered in San Diego, RFM has operations in San Diego, Los Angeles, and the Washington, D.C. area. Its clients include the Naval Research and Development Center, the Air Force Space and the Missile Center, the Naval Air Weapons Center-Aircrafts Division, and the Naval Undersea Warfare Center.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                 It is not practicable to provide the required financial statements for RF Microsystems, Inc. at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

                 (b)      PRO FORMA FINANCIAL INFORMATION

                 It is not practicable to provide the required pro forma financial statements for ACS at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

                 (c)      EXHIBITS

                 10.1 Stock Purchase Agreement by and between ACS and REMEC, dated as of August 26, 1997.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  September 26, 1997               ADVANCED COMMUNICATION SYSTEMS, INC.


                                                  /S/   Dev Ganesan
                                           -----------------------------------
                                                     Dev Ganesan
                                               Chief Financial Officer